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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 16, 2001
                                                         ----------------

                           EXACT SCIENCES CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                        --------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-32179                                        02-0478229
--------------------------                  -----------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


 63 GREAT ROAD, MAYNARD, MASSACHUSETTS                                 01754
----------------------------------------                             ---------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (978) 897-2800
                                                     --------------

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ITEM 5.  OTHER EVENTS.

         On October 16, 2001, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(c) Exhibits

99.1     Press Release dated October 16, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXACT Sciences Corporation


October 16, 2001                    By:   /S/ JOHN A. MCCARTHY, JR.
                                          --------------------------
                                          Name:    John A. McCarthy, Jr.
                                          Title:   Executive Vice President,
                                                   Chief Operating Officer and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated October 16, 2001.